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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                December 8, 1997
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                (Date of Report; Date of Earliest Event Reported)



                                  Sepracor Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-19410                                              22-2536587
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(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)


111 Locke Drive, Marlborough, Massachusetts                     01757
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(Address of Principal Executive Offices)                      (Zip Code)



                                 (508) 481-6700
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              (Registrant's Telephone Number, Including Area Code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On December 8, 1997, Sepracor Inc. (the "Company") announced that it has entered into a licensing agreement with Schering-Plough Corporation ("Schering-Plough") which gives Schering-Plough exclusive rights to certain of the Company's patents. A copy of the press release relating to this announcement is attached hereto as EXHIBIT 99.1.






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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 15, 1997                    SEPRACOR INC.


                                            By: /s/ Robert F. Scumaci
                                                -------------------------------
                                                Robert F. Scumaci
                                                Senior Vice President,
                                                Finance and Administration





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                                  EXHIBIT INDEX



99.1        Press Release dated December 8, 1997.